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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                        -------------------------------




                                    FORM 8-K


                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 15, 1997


                               G & L REALTY CORP.
             (Exact name of Registrant as specified in its charter)



          MARYLAND                        1-12566             95-4449388
(State or other jurisdiction of      (Commission File     (I.R.S. Employer
incorporation or organization)            Number)        Identification No.)



               439 N. BEDFORD DRIVE
             BEVERLY HILLS, CALIFORNIA                         90210
     (Address of Principal Executive Offices)                (Zip Code)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 273-9930



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On August 15, 1997, G&L Realty Partnership, L.P. (the "Operating Partnership") acquired an additional 18.5% ownership interest in GL/PHP, LLC ("GL/PHP"), a Delaware limited liability company, from PHP Healthcare Corporation ("PHP"). PHP's remaining 1% ownership interest was acquired by G&L Management Delaware Corp., a newly formed Delaware corporation and wholly owned subsidiary of G&L Realty Corp. (the "Company"). The Company is the sole general partner of and holds an 88.9% interest in the Operating Partnership.

     In February 1997, the Company, through the Operating Partnership, entered into an operating agreement with PHP and formed GL/PHP. GL/PHP subsequently purchased six medical office properties in New Jersey having a total of 80,415 square feet at a purchase price of $22.4 million. The Company and PHP funded the $4.4 million down payment in proportion to their ownership interests in GL/PHP (80.5% for the Company and 19.5% for PHP). The balance of the purchase price was financed by two loans from PHP, secured by first and second deeds of trust. The greater of the two loans, at $16.0 million, carried a term of six months and gave PHP a right upon default to purchase the Company's interest in the new entity. PHP leased the properties from GL/PHP pursuant to a net operating lease.

     PHP's 19.5% ownership interest was acquired on August 15, 1997 for total consideration of $892,000. Concurrent with the August 15, 1997 acquisition, GL/PHP obtained a new 10-year, $16.0 million fixed rate loan that bears interest at 8.89% per annum and requires monthly principle and interest payments of $155,000 per month.

     In conjunction with the Company's acquisition of PHP's interest in GL/PHP, the Operating Partnership borrowed $2.0 million from PHP and contributed the loan proceeds to GL/PHP. GL/PHP used the funds to retire the $2.0 million note payable to PHP. The Operating Partnership's new $2.0 million loan from PHP requires quarterly interest only payments at 8.5% per annum with all unpaid interest and principal due July 31, 2007.

     As of August 15, 1997, GL/PHP has leased 100% of the following properties to PHP under the terms of a 17-year net operating lease that provides for rent increases equal to the annual increase in the Consumer Price Index subject to a 5% maximum annual increase.





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
                                 YEAR
                             CONSTRUCTED      RENTABLE       TOTAL         AVERAGE
                                 OR            SQUARE      ANNUALIZED     RENT PER
        PROPERTY            REHABILITATED     FEET (1)      RENT (2)     SQ. FT. (3)
-----------------------------------------------------------------------------------
2103 Mt. Holly Rd.
   Burlington, NJ              1994             12,560     $  434,950        $34.63

150 Century Parkway
   Mt. Laurel, NJ              1995             12,560        391,310         31.16

274 Highway 35, South
   Eatontown, NJ               1995             12,560        481,030         38.30

80 Eisenhower Drive
   Paramus, NJ                 1994             12,675        421,800         33.28

16 Commerce Drive
   Cranford, NJ                1963             17,500        491,670         28.10

4622 Black Horse Pike
   Mays Landing, NJ            1994             12,560        437,490         34.83
                                                ------     ----------
       Total                                    80,415     $2,658,250        $33.06
                                                ======     ==========

(1) Rentable square feet includes space used for management purposes but does not include storage space.
(2) Rent is based on third-party leased space billed in February 1997; no rent is assumed from management space.
(3) Average rent per square foot is calculated based upon third-party leased space, excluding management space.





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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(B)  PRO FORMA FINANCIAL INFORMATION

    It is impracticable to file at this time the pro forma financial information required by Item 7 of Form 8-K. Such pro forma financial information will be filed when available, but in any event no later than sixty days from the date hereof.

(C)  EXHIBITS

     10.45 First Amendment to GL/PHP, LLC Limited Liability Company Agreement by and among G&L Realty Partnership, L.P., a Delaware limited partnership, G&L Realty Partnership, L.P., a Delaware limited partnership, and G&L Management Delaware Corp., a Delaware corporation, dated as of August 15, 1997.

     10.46 Lease Agreement between GL/PHP, a Delaware limited liability company and Pinnacle Health Enterprises, LLC, a Delaware limited liability company wholly owned by PHP Healthcare Corporation, a Delaware corporation, dated as of August 15, 1997.

     10.47 Guaranty of Lease by PHP Healthcare Corporation, a Delaware corporation, dated as of February 15, 1997.

     10.48 8.5% Note Due July 31, 2007 by and between G&L Realty Partnership, L.P., a Delaware limited partnership and PHP Healthcare Corporation for the principal sum of $2,000,000.00, dated as of August 15, 1997.

     10.49 Mortgage Note by and between GL/PHP, LLC a Delaware limited liability company and Nomura Asset Capital Corporation, a Delaware corporation, for the principal sum of $16,000,000.00, dated as of August 15, 1997.

     10.50 Mortgage, Assignment of Leases and Rents and Security Agreement by and between GL/PHP, LLC a Delaware limited liability company and Nomura Asset Capital Corporation, a Delaware corporation, dated as of August 15, 1997.

     10.51 Assignment of Leases and Rents by and between GL/PHP, LLC a Delaware limited liability company and Nomura Asset Capital Corporation, a Delaware corporation, dated as of August 15, 1997.

     10.52 Environmental and Hazardous Substance Indemnification Agreement by and between GL/PHP, LLC a Delaware limited liability company and Nomura Asset Capital Corporation, a Delaware corporation, dated as of August 15, 1997.


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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             G & L REALTY CORP.



Date: August 28, 1997                        /s/  Quentin Thompson
                                             --------------------------------
                                             Quentin Thompson
                                             Chief Accounting Officer,
                                             Treasurer and Secretary





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                                 EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION
-----------  -----------
10.45 First Amendment to GL/PHP, LLC Limited Liability Company Agreement by and among G&L Realty Partnership, L.P., a Delaware limited partnership, G&L Realty Partnership, L.P., a Delaware limited partnership, and G&L Management Delaware Corp., a Delaware corporation, dated as of August 15, 1997.

10.46 Lease Agreement between GL/PHP, a Delaware limited liability company and Pinnacle Health Enterprises, LLC, a Delaware limited liability company wholly owned by PHP Healthcare Corporation, a Delaware corporation, dated as of August 15, 1997.

10.47 Guaranty of Lease by PHP Healthcare Corporation, a Delaware corporation, dated as of February 15, 1997.

10.48 8.5% Note Due July 31, 2007 by and between G&L Realty Partnership, L.P., a Delaware limited partnership and PHP Healthcare Corporation for the principal sum of $2,000,000.00, dated as of August 15, 1997.

10.49 Mortgage Note by and between GL/PHP, LLC a Delaware limited liability company and Nomura Asset Capital Corporation, a Delaware corporation, for the principal sum of $16,000,000.00, dated as of August 15, 1997.

10.50 Mortgage, Assignment of Leases and Rents and Security Agreement by and between GL/PHP, LLC a Delaware limited liability company and Nomura Asset Capital Corporation, a Delaware corporation, dated as of August 15, 1997.

10.51 Assignment of Leases and Rents by and between GL/PHP, LLC a Delaware limited liability company and Nomura Asset Capital Corporation, a Delaware corporation, dated as of August 15, 1997.

10.52 Environmental and Hazardous Substance Indemnification Agreement by and between GL/PHP, LLC a Delaware limited liability company and Nomura Asset Capital Corporation, a Delaware corporation, dated as of August 15, 1997.


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